United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☒   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
Virtus Asset Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.
Title of each class of securities to which transaction applies:

2.
Aggregate number of securities to which transaction applies:

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.
Proposed maximum aggregate value of transaction:

5.
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.
Amount Previously Paid:

2.
Form, Schedule or Registration Statement No.:

3.
Filing Party:

4.
Date Filed:

Hello this is XX with RidgeWorth Investments. I am giving you a quick call today to make you aware of an outreach to our shared clients regarding a proxy solicitation.

As you already may be aware, in December 2016 the management of RidgeWorth Investments entered into a definitive agreement under which RidgeWorth will be acquired by Virtus Investment Partners.

As part of the plan to integrate the two firms, certain RidgeWorth funds will be reorganized into shell funds established in the Virtus Asset Trust. The proposed reorganizations require shareholder approval in the form of a proxy, and a Special Shareholder Meeting has been scheduled for May 9, 2017 to approve the reorganization proposal.

This is where our shareholders, your clients, come in and we need their help.

If you are allowed to vote on behalf of your clients please do so. If not please encourage them to vote today. We need our shareholders, your clients to vote. The proxy materials have already been sent and there are multiple ways to vote. We will be following up with an email that contains information on proxy voting instructions.

Thank you for your support and for using RidgeWorth Funds. We appreciate you working with your clients to secure this important vote.

Take care.

(Please provide the below voting instructions if you get an advisor or firm on the phone)

1.	Mail Return: Shareholders can complete, sign and return their ballot in the postage paid business return envelope provided in their package.
2.	Internet Voting: Shareholders can visit www.proxyvote.com, enter their control number found on their ballot and follow the instructions to vote their shares.
3.	Touch Tone Phone Voting: Shareholders can dial the number provided on the Ballot, enter their control number and follow the instructions to vote their shares.
4.	To speak with a live representative at Broadridge Investor Communication Solutions, the proxy solicitor: Dial: 1-855-928-4486

(If you receive questions on the Moderate Allocation Strategy reorganization only)

The Moderate Allocation Strategy and the Growth Allocation Strategy will both be reorganized into the Virtus Growth Allocation Strategy Fund. Additionally, the portfolio manager of each Allocation Strategy will change to individuals from a Virtus affiliate.

All investments involve risk. There is no guarantee a specific investment strategy will be successful.

Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

As you already may be aware, in December 2016 the management of RidgeWorth Investments, in partnership with its majority shareholder Lightyear Capital, entered into a definitive agreement under which RidgeWorth will be acquired by Virtus Investment Partners. This transaction is scheduled to close sometime in second quarter 2017, subject to fund shareholder approvals and other closing conditions. As part of the plan to integrate the two firms, certain RidgeWorth funds will be reorganized into shell funds established in the Virtus Asset Trust. The proposed reorganizations require shareholder approval in the form of a proxy, and a Special Shareholder Meeting has been scheduled for May 9, 2017 to approve the reorganization proposal. Shareholder approval is required under the Investment Company Act of 1940, as amended. This is not an approval of the transaction between Virtus and RidgeWorth. There are no material changes to the fund expenses, the management of the funds, or the portfolio managers as a result of this approval and reorganization, except for the Allocation Strategies. The Moderate Growth Allocation Strategy will be reorganized into the Growth Allocation Strategy, and the portfolio manager of each Allocation Strategy will change to individuals from a Virtus affiliate. The enclosed provides voting instructions for firms that can vote on behalf of their clients and for shareholders that will be voting directly. RidgeWorth Funds Proxy Communications Guide RidgeWorth Funds Shareholder Proxy Overview This proxy is important as it ensures the continued, successful management and operation of RidgeWorth Funds.

RidgeWorth Funds Proxy Communications Guide RidgeWorth Funds Proxy Materials Overview Below are sample proxy materials that were mailed or emailed to shareholders who owned RidgeWorth Funds as of February 17, 2017. Proxy Materials - Mailed ▪ Proxy Statement ▪ Ballot w/Voting Instructions ▪ Return Envelope Proxy Materials – Emailed ▪ Notice of Special Meeting ▪ Link to Proxy Statement ▪ Instructions on Ways to Vote and Control Number

RidgeWorth Funds Proxy Communications Guide Sample Ballot Proxy Statement

RidgeWorth Funds Proxy Communications Guide ▪ If your firm has voting authority: o You will need your clients’ ballots or control numbers to vote their proxy. If your firm does not have your clients’ ballots or control numbers, please contact your custodian or back - office department to obtain reprints or call the proxy solicitor at the number below for additional information. o If you have your clients’ ballots or control numbers, please follow the voting instructions on the ballot. ▪ If you are unsure if your firm has voting authority: o Check your clients’ new account application/paperwork or contact your custodian or back - office department. Once that information is confirmed and ballots are obtained, please follow the voting instructions on the ballot. ▪ If your firm does not have authority to vote on behalf of your clients: o Please see the following page that provides voting instructions for shareholders that will be voting directly. Voting Instructions for Firms that have D iscretionary Authority to Vote their Client’s Proxy If you or your clients have any questions on how to vote, please call Broadridge, the proxy solicitor, at 1 - 855 - 928 - 4486 .

RidgeWorth Funds Proxy Communications Guide

Voting Instructions/Options for Shareholders that will be Voting their Proxy Directly



- **Mail Return:** Shareholders can complete, sign and return their ballot in the postage paid business return envelope provided in their package.


WWW

- **Internet Voting:** Shareholders can visit www.proxyvote.com, enter their control number and follow the instructions to vote their shares.



- **Touch Tone Phone Voting:** Shareholders can dial the number provided on the Ballot/VIF, enter their control number and follow the instructions to vote their shares.



- **To Speak with a Live Representative at Broadridge (proxy solicitor)*:** Dial 1-855-928-4486.

**Certain shareholders classified as objecting or OBO are unable to vote with a live representative as information for these shareholders is not available to Broadridge. In these cases, Broadridge will direct the shareholder to their ballot for their control number. If that is unavailable, Broadridge will instruct them to reach out to their intermediary firm for that information.*

RIDGEWORTH INVESTMENTS®

RidgeWorth Funds Proxy Communications Guide Additional Information ▪ RidgeWorth Funds’ shareholders as of February 17, 2017 were sent proxy materials in early March 2017. ▪ T o request proxy materials or reprints, please call Broadridge at 1 - 855 - 928 - 4486. ▪ Voting deadline: May 9, 2017 if attending the meeting in person. Phone and internet voters have until 11:59 pm ET on May 8, 2017. ▪ Shareholder Meeting Date: May 9, 2017 at 3:00 p.m. ET at the offices of RidgeWorth Capital Management, 3333 Piedmont Road NE, Atlanta, GA 30305. ▪ Effective Date of Fund Reorganizations: Estimated Second Quarter 2017. ▪ If you have any questions on this communication, please contact the RidgeWorth Internal Sales Desk at 1 - 866 - 595 - 2470. All investments involve risk. There is no guarantee a specific investment strategy will be successful. Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds. ©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.